UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  October 31, 2006

SKY PETROLEUM, INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 Congress Avenue, Suite 1540 Austin, Texas 78701 (Address of Principal Executive Offices) (Zip Code)

(512) 687-3427

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant

Effective on October 31, 2006, Sky Petroleum Inc. (the “Company”) re-appointed Beckstead and Watts, LLP, certified public accountants of Henderson, Nevada (“Beckstead and Watts”), to be its principal independent auditor for the purpose of reviewing the Company’s third-quarter financial statements. The re-appointment was made because BDO Patel and Al Saleh (“BDO Patel”), which the Company previously engaged as its principal independent auditor, is not yet registered with the Public Company Accounting Oversight Board (“PCAOB”) and the transition process to BDO Patel has taken longer than expected.

As announced in an 8-K filed September 29, 2006, as amended on October 11, 2006, the Company has appointed BDO Patel to be its principal independent auditor, subject to its approval as a PCAOB registered public accounting firm pursuant to Section 102 of the Sarbanes-Oxley Act of 2002. Under the re-appointment announced herein, Beckstead and Watts will continue to act as the Company’s principal independent auditor until such time as BDO Patel is PCAOB registered.

The re-appointment of Beckstead and Watts was recommended and approved by our Audit Committee, within its powers as granted by the Company’s Audit Committee Charter.

BDO Patel has not issued any reports on the Company’s financial statements in any of the past two years or any interim period preceding this re-appointment of Beckstead and Watts, and therefore, no adverse opinion was issued and no opinion was modified by BDO Patel as to audit scope or accounting principles. Further since BDO Patel did not review any of the financial statements of the Company, no reports reviewed by BDO Patel in each of the past two years or any interim period preceding this re-appointment of Beckstead and Watts contained a disclaimer of opinion or were modified as to uncertainty.

In the two most recent fiscal years and any interim period preceding this reappointment of Beckstead and Watts, we are not aware of any disagreements with BDO Patel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO Patel, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

We are not aware of any reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B) in regard to BDO Patel that have occurred during the two most recent fiscal years and the interim period preceding this reappointment of Beckstead and Watts.

BDO Patel has provided a letter commenting on the disclosure in this Current Report on Form 8-K, attached as Exhibit 16.1.

During the two most recent fiscal years and the interim period preceding this re-appointment of Beckstead and Watts, Beckstead and Watts acted as our principal independent auditor in issuing reports on our financial statements for the years ended December 31, 2004 and 2005. During this period we are not aware of any matter that was either the subject of a disagreement or event (as defined in Regulation S-B, Item 304(a)(1)(iv)(B)).

Beckstead and Watts is registered with the PCAOB.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from BDO Patel regarding re-appointment of Beckstead and Watts

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: November 2, 2006	By: /s/ Michael D. Noonan _______________________________________ Michael D. Noonan Secretary